Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward- looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal,” “guidance,” “outlook” or other words that convey the uncertainty of future events or outcomes. Examples of forward-looking statements contained in this presentation include, among others, our 2022 Guidance, our expectations with respect to the impacts of the COVID-19 pandemic, our belief that our acquisition and homebuilding programs will result in continued growth and the estimated timing and volume of our development deliveries. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business, including the impact of inflation. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, March 4, 2022. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the adverse effect of the COVID-19 pandemic. The degree to which COVID-19 will impact our future financial results will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration, spread and severity of the pandemic, including with respect to resurgences, new variants or strains, such as the Delta and Omicron variants, the impact of government regulations, vaccine adoption rates (including boosters), the effectiveness of vaccines against any future variants or strains, employee retention issues resulting from vaccine mandates, and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation from GAAP to non-GAAP are included in the Defined Terms and Non-GAAP Reconciliations section of this presentation, as well as the 4Q21 Supplemental Information Package available on our website at www.americanhomes4rent.com under “For Investors.” About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is a nationally recognized brand for rental homes, known for high- quality, good value and resident satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, developing, renovating, leasing, and operating attractive, single-family homes as rental properties. As of December 31, 2021, we owned 57,024 single-family properties in selected submarkets in 22 states. 2 Legal Disclosures Contacts American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com American Homes 4 Rent Media Relations Phone: (805) 413-5088 / Email: media@ah4r.com

AMH At A Glance

Superior Growth Profile & Balance Sheet

- 2022 Guidance of 14.7%[1] Core FFO Growth at Midpoint, Representing Another Year of Double-Digit Earnings Growth
- First BBB- Residential REIT in History to Issue 30-Year Bonds
- Highly Attractive ~$900 Million Jan-22 Equity Offering to Fund 2022 Growth Programs
- Net Debt and Preferred Shares to Adjusted EBITDAre of 6.2x[2]

Industry Leading Operating Platform

- 57,024 high-quality properties in 22 states with ~200,000 residents[2]
- Same-Home 4Q21 Average Occupied Days of 97.6%
- Best-in-Class Operating Platform with Proprietary Technology & Call Center
- 2022 Same-Home Core NOI Growth Expected to Accelerate by 80 bps to 9.5%[1]

First-of-its-Kind Built-For-Rent Platform

- Largest Builder of Single-Family Homes For Rent with 2,100 – 2,400 Deliveries Expected in 2022
- 18,000+ Unit Land Pipeline to Fuel Further Acceleration[2]
- Highest-Quality Product and Superior Investment Returns
- Class A SFR Locations, Inside Existing AMH Footprint
- Three-Pronged External Growth Strategy Drives Consistent Growth in all Cycles

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 4Q21 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations.
(1) Refer to slide 6.
(2) As of December 31, 2021

3

4 AMH Today The Market Opportunity Robust Growth Engine Strong Governance Practices

5 Same-Home Operational Update Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 4Q21 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. 2020 2021 2022 97.4% 97.3% 97.6% 97.4% 95.0% 96.0% 97.0% 98.0% 4Q February QTD Same-Home Average Occupied Days 5.5% 6.8% 8.7% 8.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 4Q February QTD Average Blended Change in Rent 4.3% 5.3% 6.7% 7.4% 0.0% 2.0% 4.0% 6.0% 8.0% 4Q February QTD Average Change in Rent for Renewals 7.7% 8.9% 12.2% 11.9% 0.0% 4.0% 8.0% 12.0% 4Q February QTD Average Change in Rent for Re-Leases

6 Full Year 2022 Guidance Guidance Summary(1) Full Year Midpoint Core FFO per share and unit $1.53 - $1.59 $1.56 Core FFO per share and unit growth 12.5% - 16.9% 14.7% Same-Home Portfolio: Core revenues growth 7.25% - 9.25% 8.25% Core property operating expenses growth 4.75% - 6.75% 5.75% Core NOI growth 8.50% - 10.50% 9.50% Properties Investment Midpoint Wholly owned inventory additions 3,300 – 3,900 $1.2B - $1.5B $1.35B Wholly owned land and development pipeline – $300M - $400M $350M Pro rata share of JV capital and property enhancing capex – $100M $100M Total capital investment (wholly owned and pro rata JV) 3,300 – 3,900 $1.6B - $2.0B $1.8B Total gross capital investment (JVs at 100%) 4,100 – 4,800 $1.7B - $2.2B $1.95B Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 4Q21 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 22 for 2022 Guidance disclosure. Guidance is based on the 2/24/2022 earnings release.

7 2022 Core FFO Bridge $1.36 $1.56 Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 4Q21 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 22 for 2022 Guidance disclosure. Guidance is based on the 2/24/2022 earnings release. Projecting Another Year of Consistent, Double-Digit Earnings Growth

8 AMH vs. the Peer Set (1) Source: Company Disclosure. Includes growth in 2020, 2021, and implied growth for midpoint of 2022 Core FFO guidance, unless not provided. (2) Source: Company Disclosure. (3) Sources: Company Disclosure. International Monetary Fund. John Burns Real Estate Consulting, LLC. (4) Multi-Family represents the market cap weighted average as of 3/2/2022 for AVB, CPT, ESS, EQR, MAA, and UDR. (5) Includes estimated population growth in 2020, 2021, and 2022 14.7% 13.9% 11.4% AMH Multi-Family Avg. INVH Implied 2022 Core FFO Growth(2)(4) (Midpoint of Guidance) 12.0% 9.9% 2.8% AMH INVH Multi-Family Avg. 3-Year Core FFO Growth CAGR(1)(4) 1.0% 0.8% 0.4% 0.2% AMH INVH National Avg. Multi-Family Avg. Est. 2022 Population Growth(3)(4) 1.1% 0.8% 0.3% 0.3% AMH INVH National Avg. Multi-Family Avg. 3-Year Population Growth CAGR(3)(4)

Investment Grade Balance Sheet

Capital Structure(1)



Common Shares & OP Units, 79.8%
Preferred Shares, 1.8%
Floating Rate Debt, 1.6%
Fixed Rate Debt, 16.8%

Debt Maturity Schedule(1)(2)(3)



Liquidity(4)
$948
$21
$21
$952
$10
$360
$10
$510
$410
$10
$460
$1,160
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Thereafter
Liquidity - Cash and Cash Equivalents
Revolving Credit Facility
Unsecured Senior Notes
Liquidity - Undrawn Revolving Credit Facility
Asset-Backed Securitizations
Principal Amortization

Credit Ratings & Ratios(1)

Moody's Investor Service	Baa3 / (Positive)
S&P Global Ratings	BBB- / (Positive)
Net Debt to Adjusted EBITDAre	5.6x
Net Debt and Preferred Shares to Adjusted EBITDAre	6.2x
Fixed Charge Coverage	3.8x
Unencumbered Core NOI Percentage	68.2%

Balance Sheet Philosophy

- ✓ Maintain flexible investment grade balance sheet with diverse access to capital
- ✓ Expand sources of available capital as the Company and the SFR sector evolves and matures
- ✓ Continue optimizing capital stack and utilize investment grade rating to reduce cost of capital
- ✓ Prudent retention of operating cash flow

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 4Q21 Supplemental Information Package, for definitions of metrics and GAAP to non-GAAP reconciliations.

(1) As of December 31, 2021.
(2) As of December 31, 2021, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization.
(3) The unsecured senior notes have maturity dates in 2028, 2029, 2031 and 2051. The asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.
(4) Represents the sum of $48 million of unrestricted cash on balance sheet and $900 million of undrawn capacity under the revolving credit facility as of 12/31/21.

9

10 AMH Today The Market Opportunity Robust Growth Engine Strong Governance Practices

11 Millennials Enter Prime Single Family Living YearsDecade of Undersupply = Massive Housing Shortage Changing Lifestyle Preferences → Increased Preference to Rent Recent HPA Growth Creates Long Runway for SFR Rent Growth (1.0%) (0.5%) 0.0% 0.5% 1.0% 1.5% 2.0% 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 Projected Population Growth(2) Ages 34-50Ages 20-34 (1) Source: National Association of Realtors (2) Sources: U.S. Census Bureau; AMH Research (3) Sources: U.S. Census Bureau; John Burns Real Estate Consulting, LLC (4) Source: John Burns Real Estate Consulting, LLC 11 13 15 17 2 0 0 5 2 0 0 6 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Single-Family Rental Homes(3) Attached and Detached (MM) Macro Factors Drive Single-Family Rental Tailwind Institutions own just ~2% of the national Single-Family Rental Home stock 0.8 1.3 1.8 2.3 2.8 3.3 Ja n -1 1 A u g -1 1 M a r- 1 2 O ct -1 2 M a y -1 3 D e c- 1 3 Ju l- 1 4 F e b -1 5 S e p -1 5 A p r- 1 6 N o v -1 6 Ju n -1 7 Ja n -1 8 A u g -1 8 M a r- 1 9 O ct -1 9 M a y -2 0 D e c- 2 0 Ju l- 2 1 TTM Average National Existing Home Inventory(1) (MM) Existing Home Inventory ~55% Below Long-Term Average Levels as of July-2021 100 200 300 400 500 1 9 8 5 1 9 8 7 1 9 8 9 1 9 9 1 1 9 9 3 1 9 9 5 1 9 9 7 1 9 9 9 2 0 0 1 2 0 0 3 2 0 0 5 2 0 0 7 2 0 0 9 2 0 1 1 2 0 1 3 2 0 1 5 2 0 1 7 2 0 1 9 2 0 2 1 Single-Family HPA Growth vs. Rent Growth(4) (Indexed to 100) Home Price Appreciation Single-Family Rent Growth

Migration Trends Favor AMH Footprint

US Census Migration Data 2019 - 2020



Seattle, WA
19K
Portland, OR-WA
12K
Salt Lake City, UT
0K
Sacramento, CA
5K
San Francisco, CA
-23K
East Bay Area, CA
-15K
Las Vegas, NV
33K
San Jose, CA
-23K
Riverside-San Bernardino, CA
14K
Los Angeles, CA
-103K
Orange County, CA
-16K
San Diego, CA
-12K
Phoenix, AZ
89K
Denver, CO
14K
Minneapolis, MN-WI
0K
Chicago, IL
-73K
Indianapolis, IN
10K
Dallas, TX
56K
Austin, TX
53K
San Antonio, TX
28K
Houston, TX
44K
Nashville, TN
20K
Atlanta, GA
34K
Tampa, FL
49K
Miami, FL
-11K
Orlando, FL
23K
Jacksonville, FL
23K
Charlotte, NC-SC
35K
Raleigh-Durham, NC
21K
Washington DC, DC-VA-MD-WV
-6K
Philadelphia, PA-NJ-DE-MD
-10K
New York, NY-NJ
-150K
Boston, MA-NH
-4K

Trends Existed Prior to the Pandemic and Continue to This Day

- Observable 2019 - 2020 trends of out-bound migration from coastal urban centers to higher quality of life markets
- Trends continue as the pandemic reinforced the advantages of suburban living such as extra living space, private yards, high quality schools and a sense of neighborhood community resulting in record breaking demand
- In Q421, applicants were up ~40% from California, ~33% from New York and New Jersey, and ~12% for all non-AMH states

Sources: U.S. Census Bureau; AMH Research, John Burns Real Estate Consulting, LLC (Data: YoY Change from July 2019-July 2020)

12

13 AMH Today The Market Opportunity Robust Growth Engine Strong Governance Practices

391 945 1,647 2,054 2,2501,552 286 564 2,213 2,100 408 148 381 340 100 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2018 2019 2020 2021 2022E Total Inventory Additions(1) AMH Development Traditional Acquisitions National Builder 14 AMH Development National Builder Program Traditional Channel ❑ Network of relationships with national home builders provides acquisition access to new construction homes, which is a growth supplement to our AMH Development program ❑ Seasoned, in-market acquisition teams sharp-shoot existing inventory opportunities, adding additional market scale and density ❑ Experienced AMH rehab personnel create additional value through initial renovation process (1) Includes inventory additions to our wholly owned and joint venture portfolios ❑ Early-mover advantage on built-for-rental strategy, which has potential to revolutionize the industry, made possible by the strength of our balance sheet ❑ Barriers to entry as AMH is only rental-home builder with complementary and highly efficient property management platform ❑ AMH Development is consistently delivering new home communities with more than 100 communities opened to date Three-Pronged Growth Strategy Enables Opportunistic Capital Allocation and Consistent Growth AMH Strategic Priority: Growth 2,351 1,379 4,607 4,450 2,592

15 AMH Development Desirable ❑ Communities located in existing, high-performing AMH submarkets ❑ AMH communities blend seamlessly with other high-quality housing stock in surrounding submarket ❑ “Neighborhood feel” creates emotional attachment to home, community and amenities ❑ Designed for today’s home shopper with designer finishes, colors, floorplans and pet-friendly features Immediate Value Creation by Building Superior BTR Homes at a Significant Discount to Market Value Translates Into Premium Yield and Margin Enhancement Durable ❑ Designed for durability and long- term efficient maintenance: ▪ Hard surface flooring ▪ Solid surface countertops ▪ HVAC equipment & design ▪ Cementitious siding ▪ Durability proven appliances ▪ LED lighting Efficient ❑ Superior quality at a significant discount to market value ▪ Standardized floorplans, with square footage optimized to bed/bath count based on resident feedback and operating efficiency ▪ Standardized finishes and SKU’s improve long term maintenance predictability ▪ Communities create local scale and reduce windshield time for operations

16 Strategy Design and create ideal rental Homes and Communities using data and insights from AMH’s integrated development and operating platforms Less opportunity for alignment of interests between developer and operators Product Type & Location High-quality, detached, single family homes, with attached garages in highly desirable neighborhoods Horizontal apartments, townhomes or detached homes, commonly in tertiary neighborhoods Home Quality Stylish, upgraded fixtures and finishes: granite, hard surface flooring, stainless steel appliances Often “builder basic” or lower quality fixtures and finishes Expense Efficiency Consistent, repeatable floorplans, fixtures and finishes selected for long-term operating expenditure efficiency Varied floorplans, finishes and fixtures, typically selected for lowest up-front cost Value Creation AMH homes are constructed at significant discount to market value, resulting in immediate value creation Commonly purchased at or near market value AMH Builds the Ideal Rental Home Through the Lens of our Best-In-Class Operating Platform Not All Build-To-Rent (“BTR”) is the Same      AMH Amenity Centers create a community feel for residents AMH Development Homes average 2,000 sq. ft. and come with private yards and fences Other BTR Product

19 391 945 1,647 2,054 2,250 0 500 1,000 1,500 2,000 2,500 3,000 2016 2017 2018 2019 2020 2021 2022E AMH Development Deliveries 17 AMH Development M id p o in t o f G u id a n ce A Predictable and Consistent Driver of Earnings Growth, Fueled by our Extensive Land Pipeline M id p o in t o f G u id a n ce 0 2,000 4,000 6,000 9,000 18,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2016 2017 2018 2019 2020 2021 AMH Development Land Pipeline(1) Total Lots Owned and Controlled (1) Rounded to the nearest thousand

18 AMH Today The Market Opportunity Robust Growth Engine Strong Governance Practices

19 ❑ Operate responsibly ❑ Transparency in our actions ❑ Lead with Integrity Governance ❑ We are governed by a 13-member Board of Trustees, of which approx. 77% are independent. The Board has ESG oversight through the Audit, Human Capital and Compensation, and Nominating and Corporate Governance committees. ❑ Conducted a materiality assessment, a formal exercise that engages multiple stakeholders to identify and prioritize key sustainability issues in the organization. ❑ Prioritize cybersecurity and data privacy, ensuring compliance with legal standards for the collection and use of personal information, on which we train our employees annually ❑ Superior customer service ❑ Great Place to Work® ❑ Talent development ❑ Community engagement Social ❑ Raised our annual Google customer satisfaction score among over 200,000 residents. ❑ Received recognition as a 2022 Great Place to Work® based on employee survey. ❑ In 2021, launched the second module of our “Valuing Differences” through which we continue to champion diversity, equity, and inclusion, and provided approximately 66,000 hours of professional training, averaging 43 hours per employee. ❑ Rolled out new benefits including an Employee Stock Purchase Program, Tuition Reimbursement Program, and Employee Resource Groups. ❑ Delivered 400,000 meals through Feeding America through employee donations and company match, to support the communities where we operate. ❑ Environmentally friendly construction ❑ Resource-efficient operations ❑ Environmental Management System Environment ❑ Piloted a renewable energy program through the installation of solar panels on two amenity centers, which we are monitoring to evaluate its potential expansion. ❑ In 2021, the average HERS index for our newly constructed homes was 62.8, which means they use nearly 40% less energy than a home built to the 2006 "reference home" and less than half the energy of a typical home in this country. ❑ We began implementing a new Environmental Management System for our homebuilding operations to monitor and reduce our environmental risks and impacts. Our Approach to Sustainability

20 Corporate Governance Highlights Independent & Accountable Stewardship ▪ AMH is governed by a 13‐member board of trustees ▪ Independent Chairman of the Board ▪ Annual election of trustees ▪ Majority voting standard (plurality carve‐out voting standard only in contested elections) Continued Focus on Board Refreshment ▪ Continual process to refresh and strengthen board composition ▪ The average tenure of the Board is ~6 years ▪ 6 new independent trustees added in the past 5 years ▪ Michelle Kerrick joined the Board in September 2020, adding deep experience in corporate governance, financial and strategic planning, operational effectiveness and digital transformation ▪ Lynn Swann joined the Board in August 2020, adding extensive public company board experience as well as considerable expertise in business, marketing and civic engagement ▪ Matthew Zaist joined the Board in February 2020, adding homebuilding experience, a critical element given importance of the Company’s development program to drive value Performance-Based Compensation Practices ▪ Cash and equity incentive compensation includes annual and multi-year performance periods tied to absolute and relative peer group metrics ▪ Robust stock ownership requirements (6x for CEO, 5x for Trustees) ▪ Align shareholders and management through standard vesting period

Appendix 21

22 Defined Terms and Non-GAAP Reconciliations 2022 Guidance The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, rents and other single-family property revenues and property operating expenses, or a reconciliation of the forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. Average Blended Change in Rent The percentage change in rent on all non-month-to-month lease renewals and re-leases during the period, compared to the annual rent of the previous expired non-month-to-month comparable long-term lease for each individual property. Average Change in Rent for Re-Leases The percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long-term previous expired lease for each individual property. Average Change in Rent for Renewals The percentage change in rent on non-month-to-month comparable long-term lease renewals during the period. Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service. This calculation excludes properties classified as held for sale.

Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and other single-family property revenues, excluding expenses reimbursed by tenant charge-backs, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) gain or loss on early extinguishment of debt, (2) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (3) gains and losses from sales or impairments of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, and (9) other income and expense, net. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI should be considered only as a supplement to net income or loss as a measure of our performance and should not be used a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, this metric should not be used as a substitute for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of Core NOI to its respective GAAP metric (amounts in thousands): 23 Core NOI For the Trailing Twelve Months Ended Dec 31, 2021 Net income 210,559$ Gain on sale and impairment of single-family properties and other, net (49,696) Depreciation and amortization 372,848 Acquisition and other transaction costs 15,749 Noncash share-based compensation - property management 3,004 Interest expense 114,893 General and administrative expense 56,444 Other income and expense, net (3,985) Core NOI 719,816$ Defined Terms and Non-GAAP Reconciliations

24 Defined Terms and Non-GAAP Reconciliations Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios and percentages): Net Debt to Adjusted EBITDAre and Net Debt and Preferred Shares to Adjusted EBITDAre Dec 31, 2021 Total Debt 3,924,181$ Less: cash and cash equivalents (48,198) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (41,162) Net debt 3,809,155$ Preferred shares at l iquidiation value 385,000 Net debt and preferred shares 4,194,155$ Adjusted EBITDAre - TTM 678,591$ Net Debt to Adjusted EBITDAre 5.6 x Net Debt and Preferred Shares to Adjusted EBITDAre 6.2 x

25 Defined Terms and Non-GAAP Reconciliations Unencumbered Core NOI Percentage For the Trailing Twelve Months Ended Dec 31, 2021 Unencumbered Core NOI $ 490,675 Core NOI 719,816 Unencumbered Core NOI Percentage 68.2% Fixed Charge Coverage For the Trailing Twelve Months Ended Dec 31, 2021 Interest expense per income statement $ 114,893 Less: amortization of discounts, loan costs and cash flow hedges (8,790) Add: capitalized interest 33,796 Cash interest 139,899 Dividends on preferred shares 37,923 Fixed charges $ 177,822 Adjusted EBITDAre - TTM $ 678,591 Fixed Charge Coverage 3.8 x

26 Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for gains and losses from sales or impairments of single-family properties and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, and (4) gain or loss on early extinguishment of debt. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre and Adjusted EBITDAre (amounts in thousands): For the Trailing Twelve Months Ended Dec 31, 2021 Net income 210,559$ Interest expense 114,893 Depreciation and amortization 372,848 EBITDA 698,300$ Gain on sale and impairment of single-family properties and other, net (49,696) Adjustments for unconsolidated joint ventures 1,873 EBITDAre 650,477$ Noncash share-based compensation - general and administrative 9,361 Noncash share-based compensation - property management 3,004 Acquisition, other transaction costs and other 15,749 Adjusted EBITDAre 678,591$

27 Defined Terms and Non-GAAP Reconciliations Funds from Operations (“FFO”) / Core FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO and Core FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. FFO shares and units includes weighted-average common shares and operating partnership units outstanding, as well as potentially dilutive securities.

28 Defined Terms and Non-GAAP Reconciliations The following is a reconciliation of net income attributable to common shareholders, as determined in accordance with GAAP, to Core FFO attributable to common share and unit holders (amounts in thousands, except share and per share data): (1) Included in acquisition, other transaction costs and other is a net $2.9 million nonrecurring expense related to a legal matter involving a former employee during the year ended December 31, 2020. (2) Reflects the effect of potentially dilutive securities issuable upon the assumed vesting/exercise of restricted stock units and stock options and the dilutive effect of forward sale equity contracts under the treasury stock method. Dec 31, 2021 Dec 31, 2020 Dec 31, 2019 Net income attributable to common shareholders 135,290$ 85,246$ 85,911$ Adjustments: Noncontrolling interests in the Operating Partnership 21,467 14,455 15,221 Gain on sale and impairment of single-family properties and other, net (49,696) (38,773) (40,210) Adjustments for unconsolidated joint ventures 1,873 1,352 1,797 Depreciation and amortization 372,848 343,153 329,293 Less: depreciation and amortization of non-real estate assets (11,151) (9,016) (7,933) FFO attributable to common share and unit holders 470,631$ 396,417$ 384,079$ Adjustments: Acquisition, other transaction costs and other (1) 15,749 12,889 3,224 Noncash share-based compensation - general and administrative 9,361 6,573 3,466 Noncash share-based compensation - property management 3,004 1,745 1,342 Redemption of perpetual preferred shares 15,879 - - Loss on early extinguishment of debt - - 659 Core FFO attributable to common share and unit holders 514,624$ 417,624$ 392,770$ Core FFO attributable to common share and unit holders per FFO share and unit 1.36$ 1.16$ 1.11$ Weighted-average FFO shares and units: Common shares outstanding 324,245,168 306,613,197 299,415,397 Share-based compensation plan and forward sale equity contracts (2) 1,617,640 724,523 686,050 Operating partnership units 51,447,939 51,990,094 53,045,004 Total weighted-average FFO shares and units 377,310,747 359,327,814 353,146,451 For the Years Ended

29 Defined Terms and Non-GAAP Reconciliations Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has been taken out of service as a result of a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes and borrowings outstanding under our revolving credit facility as of period end, and excludes unamortized discounts and unamortized deferred financing costs.